Exhibit 10.1

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

NEUMORA THERAPEUTICS, INC.

September 22, 2022

AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”), is made as of September 22, 2022, by and among Neumora Therapeutics, Inc., a Delaware corporation (the “Company”), and each of the investors in the Company’s Series B Preferred Stock (the “Series B Investors”), the investors in the Company’s Series A-2 Preferred Stock (the “Series A-2 Investors”), and the investors in the Company’s Series A-1 Preferred Stock (the “Series A-1 Investors,” together with the Series A-2 Investors, the “Series A Investors,” and together with the Series B Investors, the “Investors”) listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor.”

RECITALS

WHEREAS, the Company and the Series A Investors are party to the Investors’ Righst Agreement, dated September 8, 2020 (the “Prior Rights Agreement”).

WHEREAS, the Series A-2 Investors are holders of shares of Series A-2 Preferred Stock, par value $0.0001 per share (the “Series A-2 Preferred Stock”) purchased pursuant to that certain Series A-2 Preferred Stock Purchase Agreement, dated September 8, 2020 (the “Series A Purchase Agreement”);

WHEREAS, the Company and the Series B Investors are parties to that certain Series B Preferred Stock Purchase Agreement of even date herewith (as may be amended from time to time, the “Series B Purchase Agreement”) for the purchase of shares of Series B Preferred Stock (the “Series B Preferred Stock,” and, together with the Series A-1 Preferred Stock and the Series A-2 Preferred Stock, the “Preferred Stock”); and

WHEREAS, in order to induce the Company to enter into the Series B Purchase Agreement and to induce the Series B Investors to invest funds in the Company pursuant to the Series B Purchase Agreement, the Investors and the Company hereby agree that this Agreement shall amend and restated the Prior Rights Agreement, and that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors, to receive certain information from the Company, and to participate in future equity offerings by the Company, and shall govern certain other matters as set forth in this Agreement; and

WHEREAS, the consent of the holders of a majority of the outstanding Series Preferred (as such term is defined in the Prior Rights Agreement) is required to amend or modify the Prior Rights Agreement (such holders, the “Prior Requisite Parties”).

NOW, THEREFORE, the Prior Requisite Parties hereby agree that the Prior Rights Agreement is hereby amended and restated in its entirety, and the parties to this Agreement hereby agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, limited partner, manager, member, managing member, officer, director, employee or trustee of such Person or any trust for the benefit of any of the foregoing or any Affiliate of the foregoing, or any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment advisers of, or directly or indirectly shares the same (or an affiliate of the same) management company or investment adviser with, such Person. For purposes of this definition of “Affiliate,” the term “control” when used with respect to any Person shall mean the power to direct the management or policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing. For the avoidance of doubt, and without limiting the foregoing, LS Polaris Innovation Fund, L.P., Polaris Healthcare Technology Opportunities Fund, L.P. Polaris Growth Fund I, L.P., and their respective Affiliates shall each be deemed to be an Affiliate of Polaris Partners IX, L.P. For the avoidance of doubt, and without limiting the foregoing, any fund or account that is directly or indirectly managed or advised by Hillhouse Capital Management Ltd. shall each be deemed to be an Affiliate of HH SUM XXXI Holdings Limited (“SUM XXXI”).

1.2 “ARCH” means ARCH Venture Fund X, L.P., ARCH Venture Fund X Overage, L.P. and their respective Affiliates.

1.3 “Common Stock” means shares of the Company’s common stock, par value $0.0001 per share.

1.4 “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.5 “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.6 “DPA” means Section 721 of the Defense Production Act, as amended, including all implementing regulations thereof.

1.7 “DPA Triggering Rights” means (i) “control” (as defined in the DPA); (ii) access to any “material non-public technical information” (as defined in the DPA) in the possession of the Company; (iii) membership or observer rights on the Board of Directors or equivalent governing body of the Company or the right to nominate an individual to a position on the Board of Directors or equivalent governing body of the Company; (iv) any involvement, other than through the voting of shares, in substantive decision-making of the Company regarding (x) the use, development, acquisition or release of any Company “critical technology” (as defined in the DPA); (y) the use, development, acquisition, safekeeping, or release of “sensitive personal data” (as defined in the DPA) of U.S. citizens maintained or collected by the Company, or (z) the management, operation, manufacture, or supply of “covered investment critical infrastructure” (as defined in the DPA).

1.8 “Equity Plan” means any stock purchase, stock option, equity incentive or other similar plan of the Company.

1.9 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.10 “Excluded Registration” means: (i) a registration relating to the sale or grant of securities to employees of the Company or a subsidiary pursuant to an Equity Plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.11 “Foreign Person” means either (i) a Person or government that is a “foreign person” within the meaning of the DPA or (ii) a Person through whose investment a “foreign person” within the meaning of the DPA would obtain any DPA Triggering Rights.

1.12 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.13 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.14 “GAAP” means generally accepted accounting principles in the United States.

1.15 “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.16 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.17 “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.18 “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.19 “Key Employee” means any executive-level employee (including, division director and vice president-level positions) as well as any employee who, either alone or in concert with others, develops, invents, programs, or designs any Company Intellectual Property (as defined in the Series B Purchase Agreement).

1.20 “Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 15,000,000 shares of Common Stock issued or issuable upon conversion of the Series B Preferred Stock or the Series A-2 Preferred Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).

1.21 “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

1.22 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.23 “Preferred Director” means any director of the Company that the holders of record of the Series Preferred are entitled to elect, exclusively and as a separate class, pursuant to the Restated Certificate.

1.24 “Registrable Securities” means: (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after the date hereof; (iii) any outstanding shares of Common Stock issued to certain of the Investors in connection with the issuance of the Notes (as defined in the Series A Purchase Agreement); and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Section 2.13 of this Agreement.

1.25 “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.26 “Requisite Holders” means the holders of a majority of the then outstanding Series Preferred, voting together as a single class, on an as-converted to Common Stock basis.

1.27 “Restated Certificate” means the Company’s Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time.

1.28 “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Section 2.12(b) hereof.

1.29 “SEC” means the Securities and Exchange Commission.

1.30 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.31 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.32 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.33 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 2.6.

1.34 “Series A Preferred Stock” means, collectively, shares of the Company’s Series A-1 Preferred Stock, par value $0.0001 per share, and Series A-2 Preferred Stock.

1.35 “Series Preferred” means, collectively, the Series B Preferred Stock and the Series A-2 Preferred Stock.

2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) Form S-1 Demand. If at any time after the earlier of (i) five years after the date of this Agreement or (ii) 180 days after the effective date of the registration statement for the IPO, the Company receives a request from Major Investors holding at least 40% of the Registrable Securities then held by all Major Investors that the Company file a Form S-1 registration statement with respect to at least 40% of the Registrable Securities then held by all Major Investors (or a lesser percent if the anticipated aggregate offering price, net of Selling Expenses, would exceed $20 million), then the Company shall (x) within ten days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within 60 days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Sections 2.1(c) and 2.3; provided, however, that this right to request the filing of a Form S-1 registration statement shall in no event be made available to any Holder that is a Foreign Person.

(b) Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Major Investors representing at least 20% of the Registrable Securities held by all Major Investors that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $5 million then the Company shall (i) within ten days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within 45 days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within 20 days of the date the Demand Notice is given, and in each case, subject to the limitations of Sections 2.1(c) and 2.3.

(c) Notwithstanding the foregoing obligations, if the Company furnishes to such Holders requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors (the “Board of Directors”) it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than ninety (90) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any 12 month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such 90 day period other than an Excluded Registration.

(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a) (i) during the period that is 60 days before the Company’s good faith estimate of the date of filing of, and ending on a date that is 180 days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two registrations pursuant to Section 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b) (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two registrations pursuant to Section 2.1(b) within the 12 month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Section 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Section 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.1(d); provided, that if such withdrawal is during a period the Company has deferred taking action pursuant to Section 2.1(c), then the Initiating Holders may withdraw their request for registration and such registration will not be counted as “effected” for purposes of this Section 2.1(d).

2.2 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Board of Directors and shall be reasonably acceptable to a majority of the voting power of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below 30% of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provision in this Section 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c) For purposes of Section 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 2.3(a), fewer than 50% of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to 120 days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such 120 day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 120 day period shall be extended for up to ninety (90) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $75,000, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Sections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Sections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Sections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Requisite Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would (i) provide to such holder or prospective holder the right to include securities in any registration on other than either a pro rata basis with respect to the Registrable Securities or on a subordinate basis after all Holders have had the opportunity to include in the registration and offering all shares of Registrable Securities that they wish to so include; or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to Registrable Securities acquired by any additional Investor that becomes a party to this Agreement in accordance with Section 6.9.

2.11 “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Common Stock or any other equity securities under the Securities Act for its IPO and ending on the date specified by the Company and the managing underwriter (such period not to exceed 180 days), or such longer period as may be required to accommodate applicable regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241, or any successor provisions or amendments thereto), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 2.11 shall apply only to the IPO, shall not apply to the sale of any shares acquired in the IPO or open market following the IPO or to an underwriter pursuant to an underwriting agreement, or the transfer of any shares owned by a Holder in the Company to its Affiliate, provided that the Affiliate of such Holder agrees to be bound in writing by the restrictions set forth herein, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall be applicable to the Holders only if all officers and directors and stockholders individually owning more than 1.0% of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock) are subject to similar restrictions. The underwriters in connection with such registration are intended third-party beneficiaries of this Section 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are substantially consistent with this Section 2.11 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Major Investors that are subject to such agreements, based on the number of shares subject to such agreements, subject to customary shareholding thresholds and other customary exceptions.

2.12 Restrictions on Transfer.

(a) The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b) Each certificate, instrument or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 2.12(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Section 2.12.

(c) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a notice, legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder; provided that each transferee agrees in writing to be subject to the terms of this Section 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Section 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act. Each Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of any securities of the Company, or any beneficial interest therein, to any person other than the Company unless and until the proposed transferee confirms to the reasonable satisfaction of the Company that neither the proposed transferee nor any of such transferee’s directors, executive officers, general partners or managing members is subject to any Bad Actor Disqualification (as defined below), except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed to the Company in advance of the transfer in writing and in reasonable detail; provided that the foregoing shall not be required where the Holder distributes securities of the Company to an Affiliate of such Holder otherwise in accordance with the terms of this Agreement.

2.13 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Sections 2.1 or 2.2 shall terminate upon the earliest to occur of:

(a) the closing of a Deemed Liquidation Event, as such term is defined in the Restated Certificate;

(b) such time after the IPO, as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration; and

(c) the fifth anniversary of the IPO.

3. Information Rights.

3.1 Delivery of Financial Statements. The Company shall deliver to each Major Investor, provided that the Board of Directors has not reasonably determined that such Major Investor is a competitor of the Company:

(a) as soon as practicable, but in any event within 120 days after the end of each fiscal year of the Company, (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and a comparison between (x) the actual amounts as of and for such fiscal year and (y) the comparable amounts for the prior year and as included in the Budget (as defined below) for such year, with an explanation of any material differences between such amounts and a schedule as to the sources and applications of funds for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants of nationally recognized standing selected by the Company.

(b) as soon as practicable, but in any event within thirty (30) days after the end of each quarter of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, including comparison of actuals against the Budget (as defined below), and an unaudited balance sheet and a statement of stockholders’ equity as of the end of such quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(c) as soon as practicable, but in any event within thirty (30) days after the end of each quarter of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Major Investors to calculate their respective percentage equity ownership in the Company;

(d) as soon as practicable, but in any event within thirty (30) days after approval thereof by the Board of Directors, a budget and business plan for the next fiscal year (collectively, the “Budget”), prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company; and

(e) such other information relating to the financial condition, capitalization, business, prospects, or corporate affairs of the Company as any Major Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Section 3.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement (other than this Agreement), in a form acceptable to the Company); or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Section 3.1 to the contrary, the Company may cease providing the information set forth in this Section 3.1 during the period starting with the date 60 days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

Except as set forth in Section 3.3, the information rights set forth in this Section 3.1 shall not be terminated with respect to any Major Investor without such Major Investor’s prior written consent.

3.2 Inspection. The Company shall permit each Major Investor (provided that the Board of Directors has not reasonably determined that such Major Investor is a competitor of the Company), at such Major Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement (other than this Agreement), in a form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.3 Termination of Information Rights. The covenants set forth in Section 3.1 and Section 3.2 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Restated Certificate, whichever event occurs first.

3.4 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.4 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Section 3.4; (iii) to any existing or prospective Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law or legal order, provided that the Investor, to the extent legally permissible, promptly notifies the Company of such disclosure and takes reasonable steps in accordance with applicable law (as determined by Investor’s counsel) to minimize the extent of any such required disclosure.

3.5 Limitation on Foreign Person Investors. Notwithstanding the covenants set forth in Section 3.1 and Section 3.2, the Company shall not provide any Investor that is a Foreign Person access to any “material non-public technical information” within the meaning of the DPA.

4. Rights to Future Stock Issuances.

4.1 Right of First Offer. Subject to the terms and conditions of this Section 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities the Company shall first offer such New Securities to each Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted to it, in such proportions as it deems appropriate, among (i) itself, (ii) its Affiliates and (iii) its beneficial interest holders, such as limited partners, members or any other Person having “beneficial ownership,” as such term is defined in

Rule 13d-3 promulgated under the Exchange Act, of such Major Investor, provided that each such Affiliate or beneficial interest holder, as applicable, agrees to enter into this Agreement and each of the Voting Agreement and the Right of First Refusal and Co-Sale Agreement of even date herewith among the Company, the Investors and the other parties named therein, as an “Investor” under each such agreement.

(a) The Company shall give notice (the “Offer Notice”) to each Major Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b) By notification to the Company within twenty (20) days after the Offer Notice is given, each Major Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock then held by such Major Investor (including all shares of Common Stock issuable or issued upon conversion of shares of Series Preferred then held by such Major Investor but excluding (i) any other Derivative Securities then held by such Major Investor and (ii) shares reserved for future award under any Equity Plan) bears to the total Common Stock of the Company then outstanding immediately prior to the issuance of such New Securities (including all shares of Common Stock issuable or issued upon conversion of the Series Preferred but excluding (x) any other Derivative Securities and (y) shares reserved for future award under any Equity Plan). At the expiration of such 20 day period, the Company shall promptly notify each Major Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Major Investors were entitled to subscribe but that were not subscribed for by the Major Investors which is equal to the proportion that the Common Stock then held by such Fully Exercising Investor (including all shares of Common Stock issued or issuable upon conversion of shares of Series Preferred then held by such Fully Exercising Investor but excluding (i) any other Derivative Securities then held by such Fully Exercising Investor and (ii) shares reserved for future award under any Equity Plan) bears to the total Common Stock of the Company (including all shares of Common Stock issuable or issued upon conversion of the Series Preferred but excluding (x) any other Derivative Securities and (y) shares reserved for future award under any Equity Plan) then held by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Section 4.1(b) shall occur within the later of 120 days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Section 4.1(c).

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 4.1(b), the Company may, during the ninety (90) day period following the expiration of the periods provided in Section 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Major Investors in accordance with this Section 4.1.

(d) The right of first offer in this Section 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Restated Certificate); (ii) shares of Common Stock issued in the IPO; and (iii) the issuance of shares of Series B Preferred Stock pursuant to the Series B Purchase Agreement.

(e) Notwithstanding the foregoing, the right of first offer in this Section 4.1 shall not be applicable with respect to any Major Investor and any subsequent issuance of securities if, (i) at the time of such subsequent issuance of securities, such Major Investor is not an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act; and (ii) such subsequent issuance of securities is otherwise being offered only to accredited investors as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. In addition, a Major Investor will not have a right of first offer pursuant to this Section 4.1 if, and for so long as, such Major Investor is subject to any “bad actor” disqualification described in Rule 506(d)(1)(i) through (viii) under the Securities Act (a “Bad Actor Disqualification”), except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act.

4.2 Termination. The covenants set forth in Section 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, as such term is defined in the Restated Certificate, whichever event occurs first.

4.3 Limitation on Foreign Person Investors. Notwithstanding the covenants set forth in Section 4.1, no Investor that is a Foreign Person shall be permitted to obtain greater than 9.9% of the outstanding voting shares of the Company.

5. Additional Covenants.

5.1 Insurance. The Company shall obtain (if not already in place), within ninety (90) days of the date hereof, from financially sound and reputable insurers Directors and Officers liability insurance in an amount and on terms and conditions satisfactory to the Board of Directors, and will use commercially reasonable efforts to cause such insurance policy to be maintained until such time as the Board of Directors determines that such insurance should be discontinued. The policy shall not be cancelable by the Company without prior approval by the Board of Directors, including a majority of the then-serving Preferred Directors, if any. Notwithstanding any other provision of this Section 5.1 to the contrary, for so long as any Preferred Director is serving on the Board of Directors, unless otherwise approved by a majority of the then-serving Preferred Directors, if any, the Company shall not cease to maintain a Directors and Officers liability insurance policy in an amount of at least $3 million in coverage.

5.2 Employee Agreements. The Company will cause each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement, and containing a non-

solicitation agreement, in substantially the form approved by the Board of Directors. In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter in any material respect, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee or consultant/independent contractor, without the consent of the Board of Directors, including at least one of the then-serving Preferred Directors, if any.

5.3 Employee Stock. Unless otherwise approved by the Board of Directors, including at least one of the then-serving Preferred Directors, if any, all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (i) the vesting of shares over a four year period, with the first 25% of such shares vesting following 12 months of continued employment or service, and the remaining shares vesting in equal monthly installments over the following 36 months, and (ii) a market stand-off provision substantially similar to that in Section 2.11. Without the prior approval by the Board of Directors, including at least one of the then-serving Preferred Directors, if any, the Company shall not amend, modify, terminate, waive or otherwise alter, in whole or in part, any stock purchase, stock restriction or option agreement with any existing employee or service provider if such amendment would cause it to be materially inconsistent with this Section 5.3. In addition, unless otherwise approved by the Board of Directors, the Company shall retain (and not waive) a “right of first refusal” on employee transfers (subject to customary exempt transfers) until the Company’s IPO and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

5.4 Certain Board of Directors Matters. Unless otherwise determined by the vote of a majority of the directors then in office, including the approval of at least one of the then-serving Preferred Directors, if any, the Board of Directors shall meet at least quarterly in accordance with an agreed-upon schedule. Each of the then-serving Preferred Directors, if any, shall be entitled to membership on any committee of the Board of Directors so long as such committee was not formed, in whole or in part, to address a conflict of interest or potential conflict of interest involving any Investor designated by such Preferred Director(s). The Company further agrees that it shall (i) provide full disclosure to the Board of Directors of any discussions relating to the potential sale of the Company, and/or the sale or licensing of any material assets, intellectual property or marketing rights of the Company, and of any adverse developments, and (ii) reimburse the nonemployee directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board of Directors.

5.5 Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, Restated Certificate, or elsewhere, as the case may be.

5.6 Expenses of Counsel. In the event of a transaction which is a Sale of the Company (as defined in the Voting Agreement of even date herewith among the Investors, the Company and the other parties named therein), the reasonable fees and disbursements of one counsel for the Major Investors (“Investor Counsel”), in their capacities as stockholders, shall be borne and paid by the Company. At the outset of considering a transaction which, if consummated would constitute a Sale of the Company, the Company shall obtain the ability to share with the Investor Counsel (and such counsel’s clients) and shall share the confidential information (including, without limitation, the initial and all subsequent drafts of memoranda of understanding, letters of intent and other transaction documents and related noncompete, employment, consulting and other compensation agreements and plans) pertaining to and memorializing any of the transactions which, individually or when aggregated with others would constitute the Sale of the Company. The Company shall be obligated to share (and cause the Company’s counsel and investment bankers to share) such materials when distributed to the Company’s executives and/or any one or more of the other parties to such transaction(s). In the event that Investor Counsel deems it appropriate, in its reasonable discretion, to enter into a joint defense agreement or other arrangement to enhance the ability of the parties to protect their communications and other reviewed materials under the attorney client privilege, the Company shall, and shall direct its counsel to, execute and deliver to Investor Counsel and its clients such an agreement in form and substance reasonably acceptable to Investor Counsel. In the event that one or more of the other party or parties to such transactions require the clients of Investor Counsel to enter into a confidentiality agreement and/or joint defense agreement in order to receive such information, then the Company shall share whatever information can be shared without entry into such agreement and shall, at the same time, in good faith work expeditiously to enable Investor Counsel and its clients to negotiate and enter into the appropriate agreement(s) without undue burden to the clients of Investor Counsel.

5.7 Right to Conduct Activities. The Company hereby acknowledges that certain of the Investors (including but not limited to ARCH and its Affiliates, SUM XXXI and its Affiliates, F-Prime Capital Partners Life Sciences Fund VII LP and its Affiliates, ICQ Opportunities RB, LP and its Affiliates, Polaris Partners IX, L.P. and its Affiliates, Alexandria Venture Investments, LLC and its Affiliates, Invus Public Entities, L.P. and its Affiliates, and Exor N.V. and its Affiliates) are investment funds or venture arms of their Affiliates or are the venture capital division or affiliate of an operating company, and as such invest in numerous portfolio companies and have affiliates, some of which may be deemed competitive with the Company’s business. Neither such Investors (each, a “Fund”) nor any of their respective partners, employees, Affiliates, advisors or affiliated investment funds shall be liable to the Company for any claim arising out of, or based upon, (i) the investment by such Fund or any affiliated investment fund in any entity, or activities of such Affiliates, that may be competitive to the Company or (ii) actions taken by any partner, officer, advisor or other representative of such Fund in his, her or its capacity as such to assist any such competitive company (including their activities in connection with their Affiliates). Each such Fund or its Affiliate, as well as The Wellcome Trust Limited, as Trustee of the Wellcome Trust is not currently and in the future shall not be deemed to be a “competitor” of the Company for the purposes of Section 3.1 or Section 3.2; provided, however, the nothing herein shell relieve any Fund, its Affiliate or any other party from liability associated with misuse of the Company’s confidential information as set forth herein.

5.8 Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board of Directors by the Investors (each an “Investor Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their Affiliates (collectively, the “Investor Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Investor Director are primary and any obligation of the Investor Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Investor Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Investor Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Investor Director to the extent legally permitted and as required by the Company’s Restated Certificate or Bylaws of the Company (or any agreement between the Company and such Investor Director), without regard to any rights such Investor Director may have against the Investor Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Investor Indemnitors from any and all claims against the Investor Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Investor Indemnitors on behalf of any such Investor Director with respect to any claim for which such Investor Director has sought indemnification from the Company shall affect the foregoing and the Investor Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Investor Director against the Company. The Investor Directors and the Investor Indemnitors are intended third-party beneficiaries of this Section 5.8 and shall have the right, power and authority to enforce the provisions of this Section 5.8 as though they were a party to this Agreement.

5.9 Tax Reporting. The Company will comply with any obligation imposed on the Company to make any filing (including all filings on Internal Revenue Service Form 5471) as a result of any interest that the Company holds in a non-U.S. corporation and shall include in such filing any information necessary to obviate (to the extent possible) any similar obligation to which any stockholders would otherwise be subject with respect to such interest or such activity. The Company shall promptly provide each Investor with a copy of any such filing.

5.10 FCPA. The Company represents that it shall not (and shall not permit any of its subsidiaries or affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to) promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, to any third party, including any Non U.S. Official (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), in each case, in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further represents that it shall (and shall cause each of its subsidiaries and affiliates to) cease all of its or their respective activities, as well as remediate any actions taken by the Company, its subsidiaries or affiliates, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. Upon request, the Company agrees to provide responsive information and/or certifications concerning its compliance with applicable anti-corruption laws. The Company shall promptly notify each Investor if the Company becomes aware of any Enforcement Action (as defined in the Series B Purchase Agreement). The Company shall, and shall cause any direct or indirect subsidiary or entity controlled by it, whether now in existence or formed in the future, to comply with the FCPA. The Company shall use its best efforts to cause any direct or indirect subsidiary, whether now in existence or formed in the future, to comply in all material respects with all applicable laws.

5.11 Reserved.

5.12 Cybersecurity. The Company shall, within 180 days following the Closing (as defined in the Series B Purchase Agreement), (a) identify its sensitive data and information, and restrict access (through physical and electronic controls) to those individuals who have a need to access it and (b) implement cybersecurity solution(s) (“Cybersecurity Solutions”) designed to protect its technology and systems (including servers, laptops, desktops, cloud, containers, virtual environments and data centers) and all data contained in such systems. The Company shall use commercially reasonable efforts to ensure that the Cybersecurity Solutions (x) are up-to-date and include industry-standard protections (e.g., antivirus, endpoint detection and response and threat hunting), (y) to the extent determined necessary by the Company or its Board of Directors, are backed by a breach prevention warranty from the vendor certifying the effectiveness of such solutions, and (z) require the vendors to notify the Company of any security incidents posing a risk to the Company’s information (regardless of whether information was actually compromised). The Company shall evaluate on a regular basis whether the Cybersecurity Solutions should be updated to ensure continued effectiveness and industry-standard protections. The Company shall also educate its employees about the proper use and storage of sensitive information, including regular training as determined reasonably necessary by the Company or its Board of Directors.

5.13 CFIUS and Foreign Person Limitations.

(a) Unless otherwise approved by the Board of Directors, the Company will not provide to any Foreign Person any DPA Triggering Rights. No Investor who is a Foreign Person shall be permitted to obtain any DPA Triggering Rights or a voting equity interest in the Company that exceeds 9.9% of the Company’s total voting securities pursuant to the Series B Purchase Agreement, Section 4 of this Agreement, or otherwise, including by way of any secondary transaction(s), without the approval of the Board of Directors.

(b) Each Investor covenants that it will notify the Company in advance of permitting any Foreign Person affiliated with Investor, whether affiliated as a limited partner or otherwise, to obtain through Investor any DPA Triggering Rights.

5.14 Termination of Covenants. The covenants set forth in this Section 5, except for Sections 5.5, 5.6, 5.7, 5.8 and 5.10, shall terminate and be of no further force or effect upon the earliest to occur of (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) a Deemed Liquidation Event, as such term is defined in the Restated Certificate.

6. Miscellaneous.

6.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members or (iii) after such transfer, holds at least 10,000,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2 Governing Law. This Agreement shall be governed by the internal law of the State of California, without regard to conflict of law principles that would result in the application of any law other than the law of the State of California, except that this Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters exclusively within the scope thereof.

6.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5 Notices.

(a) All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 6.5. If notice is given to the Company, a copy shall also be sent Brian J. Cuneo, Esq., Latham & Watkins LLP, 140 Scott Drive, Menlo Park, CA 94025, fax: (650) 463-2600, email: brian.cuneo@lw.com.

(b) Consent to Electronic Notice. Each Investor and Key Holder consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the electronic mail address or the facsimile number set forth below such Investor’s or Key Holder’s name on the Schedules hereto, as updated from time to time by notice to the Company, or as on the books of the Company. To the extent that any notice given by means of electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted Electronic Notice shall be ineffective and deemed to not have been given. Each Investor and Key Holder agrees to promptly notify the Company of any change in such stockholder’s electronic mail address, and that failure to do so shall not affect the foregoing.

6.6 Amendments and Waivers. This Agreement may be amended or terminated, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively), only with the written consent of (i) the Company and (ii) the Requisite Holders; provided that the Company may in its sole discretion waive compliance with Section 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Section 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, (i) this Agreement may not be amended or terminated and the observance of any term hereof may not be waived if such amendment, termination or waiver would materially and adversely affect any Investor disproportionately compared to its effect on any other Investor (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall not be deemed to disproportionately affect any Investor if such waiver applies in the same manner by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction) without the written consent of such disproportionately affected Investor; (ii) Sections 3.1 and 3.2 and Section 4, and any other section of this Agreement applicable to the Major Investors (including this clause (ii)) shall may not be amended, terminated or waived without the written consent of the holders of a majority of the Registrable Securities then held by the Major Investors; (iii) Section 5.8 may not be amended or terminated and the observance of any term thereof may not be waived with respect to ARCH without the written consent of ARCH. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment. termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Section 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

6.9 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s Series B Preferred Stock after the date hereof, whether pursuant to the Series B Purchase Agreement or otherwise, any purchaser of such shares of Series B Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

6.10 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. This Agreement shall supersede and replace the Prior Rights Agreement.

6.11 Dispute Resolution. Any unresolved controversy or claim arising out of or relating to this Agreement, except as (i) otherwise provided in this Agreement, or (ii) any such controversies or claims arising out of either party’s intellectual property rights for which a provisional remedy or equitable relief is sought, shall be submitted to arbitration by one arbitrator mutually agreed upon by the parties, and if no agreement can be reached within thirty (30) days after names of potential arbitrators have been proposed by the American Arbitration Association (the “AAA”), then by one arbitrator having reasonable experience in corporate finance transactions of the type provided for in this Agreement and who is chosen by the AAA. The arbitration shall take place in San Francisco, California, in accordance with the AAA rules then in effect, and judgment upon any award rendered in such arbitration will be binding and may be entered in any court having jurisdiction thereof. There shall be limited discovery prior to the arbitration hearing as follows: (a) exchange of witness lists and copies of documentary evidence and documents relating to or arising out of the issues to be arbitrated, (b) depositions of all party witnesses, and (c) such other depositions as may be allowed by the arbitrators upon a showing of good cause. Depositions shall be conducted in accordance with the Delaware Code of Civil Procedure, the arbitrator shall be required to provide in writing to the parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN

ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

6.12 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.13 Acknowledgment. The Company acknowledges that the Investors are in the business of venture capital investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict the Investors from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

COMPANY:

NEUMORA THERAPEUTICS, INC.

By:	/s/ Paul Berns
Name:	Paul Berns
Title:	Chief Executive Officer

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF

NEUMORA THERAPEUTICS, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ARCH VENTURE FUND XII, L.P.

By: ARCH Venture Partners XII, L.P., its General Partner

By: ARCH Venture Partners XII, LLC, its General Partner

By:	/s/ Mark McDonnell
Name:	Mark McDonnell
Title:	Managing Director

Addresses for notices:
[***]

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF

NEUMORA THERAPEUTICS, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

EXOR N.V.

By:	/s/ Enrico Vellano
Name:	Enrico Vellano
Title:	CFO

Addresses for notices:
[***]

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF

NEUMORA THERAPEUTICS, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

MC VENTURES US II, LP,
acting by its general partner,
MC VENTURES US II, GP, LP,
In turn acting by its general partner,
MC VENTURES US II, GP, LLC

By:	/s/ Rodney Cannon
Name:	Rodney Cannon
Title:	Authorised Signatory

Address for notices:
[***]

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF

NEUMORA THERAPEUTICS, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Platinum Falcon B 2018 RSC Limited

By:	/s/ Ahmed AlNeyadi
Name:	Ahmed AlNeyadi
Title:	Director

By:	/s/ Rawdha Alrumaithi
Name:	Rawdha Alrumaithi
Title:	Director

Addresses for notices:
[***]

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF

NEUMORA THERAPEUTICS, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

AMGEN INC.

By:	/s/ Justin G. Claeys
Name:	Justin G. Claeys
Title:	Vice President Finance & Treasurer

Addresses for notices:
[***]

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF

NEUMORA THERAPEUTICS, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

THE WELLCOME TRUST LIMITED AS
TRUSTEE OF THE WELLCOME TRUST

By:	/s/ Robert Coke
Name:	Robert Coke
Title:	Principal

Addresses for notices:
[***]

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF

NEUMORA THERAPEUTICS, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

NEWPATH PARTNERS II, LP

By: Newpath Partners GP II, LP, its general partner

By: Newpath Partners GP II, LLC, its general partner

By:	/s/ Thomas Cahill
Name:	Thomas Cahill
Title:	Managing Partner

Addresses for notices:
[***]

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF

NEUMORA THERAPEUTICS, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

INVUS PUBLIC EQUITIES, L.P.

By:	/s/ Raymond Debbane
Name:	Raymond Debbane
Title:	President of its General Partner

Addresses for notices:
[***]

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF

NEUMORA THERAPEUTICS, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

POLARIS FOUNDERS CAPITAL FUND I, LP

By: Polaris Founders Capital Management Co. I, L.L.C., its General Partner

By:	/s/ Gregg Rubin
Name:	Gregg Rubin
Title:	General Partner

Addresses for notices:
[***]

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF

NEUMORA THERAPEUTICS, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

POLARIS PARTNERS IX, L.P.

By: Polaris Partners GP IX, L.L.C.,
Its: General Partner

By:	/s/ Lauren Crockett
Name:	Lauren Crockett
Title:	General Counsel

POLARIS PARTNERS VIII, L.P.

By: Polaris Partners GP VIII, L.L.C.,
Its: General Partner

By:	/s/ Lauren Crockett
Name:	Lauren Crockett
Title:	Attorney-in-Fact

POLARIS ENTREPRENEURS’ FUND VIII, L.P.

By: Polaris Partners GP VIII, L.L.C.,
Its: General Partner

By:	/s/ Lauren Crockett
Name:	Lauren Crockett
Title:	Attorney-in-Fact

Addresses for notices:
[***]

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF

NEUMORA THERAPEUTICS, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ALTITUDE LIFE SCIENCE VENTURES
FUND III, L.P.

By: Altitude Life Science Ventures III, LLC, its
General Partner

By:	/s/ David Maki
Name:	David Maki
Title:	Manager

Addresses for notices:
[***]

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF

NEUMORA THERAPEUTICS, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

F-PRIME CAPITAL PARTNERS LIFE SCIENCES FUND VII LP

By: F-Prime Capital Partners Life Sciences Advisors Fund VII LP, its general partner

By: Impresa Holdings LLC, its general partner

By: Impresa Management LLC, its managing member

By:	/s/ Mary Bevelock Pendergast
Name:	Mary Bevelock Pendergast
Title:	Vice President

Addresses for notices:
[***]

SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF

NEUMORA THERAPEUTICS, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

SOROS CAPITAL LP

By:	/s/ Gitanjali Workman
Name:	Gitanjali Workman
Title:	Attorney-in-Fact

Addresses for notices:
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SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF

NEUMORA THERAPEUTICS, INC.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Sapphire Direct Holdings RSC Ltd

By:	/s/ Khalifa Sultan Alsuwaidi
Name:	Khalifa Sultan Alsuwaidi
Title:	Authorized Signatory

Addresses for notices:
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SIGNATURE PAGE TO

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT OF

NEUMORA THERAPEUTICS, INC.

SCHEDULE A

INVESTORS

ARCH VENTURE FUND X, L.P.

ARCH VENTURE FUND X OVERAGE, L.P.

ARCH VENTURE FUND XII, L.P.

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AMGEN INC.

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EXOR N.V.

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MC VENTURES US II, LP

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NEWPATH PARTNERS II, LP

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F-PRIME CAPITAL PARTNERS LIFE SCIENCES FUND VII LP

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HH SUM XXXI HOLDINGS LIMITED

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ALTITUDE LIFE SCIENCE VENTURES FUND III, L.P.

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ALEXANDRIA EQUITIES NO. 7, LLC.

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POLARIS PARTNERS IX, L.P.

POLARIS PARTNERS VIII, L.P.

POLARIS ENTREPRENEURS’ FUND VIII, L.P.

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INVUS PUBLIC EQUITIES, LP

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113011 INVESTMENT HOLDINGS LLC

63019 HOLDINGS, LLC

91313 INVESTMENT HOLDINGS LLC

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PLATINUM FALCON B 2018 RSC LIMITED

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POLARIS FOUNDERS CAPITAL FUND I, LP

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SOROS CAPITAL LP

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THE WELLCOME TRUST LIMITED,

AS TRUSTEE OF THE WELLCOME TRUST

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SAPPHIRE DIRECT HOLDINGS RSC LTD

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PARAGON HOLDINGS I LLC

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PEP TRUST OF 2017

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YINGZHE ZHAO

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WO SELECT INVESTMENTS, LLC

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HODGE LAKE LLC

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BRIAN CUNEO

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THE LENDEN FAMILY TRUST

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ENZO FAMILY TRUST OF 2015

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SANDEEP ROBERT DATTA

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BERNARDO SABATINI

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F-PRIME INC.

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FBRI LLC

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BIOMATICS CAPITAL PARTNERS L.P.

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BIOMATICS CAPITAL PARTNERS II L.P.

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ROBERT MAY

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ALEXANDER B. WILTSCHKO

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MATTHEW JAMES JOHNSON

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JOHN CHAN

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RICHARD WHITCOMB

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VLADIMIR V. KRAVCHENKO, PH.D.

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PRESIDENT AND FELLOWS OF HARVARD COLLEGE

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LAWRENCE C. FRITZ, PH.D.

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STEVEN REED, PH.D.

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SUSANNA EKHOLM-REED, PH.D.

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JOHN JEFFERSON PIERS PERRY, PH.D.

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ANTON CHELSTOV, PH.D.

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PHILIP LOGRASSO, PH.D.

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RICHARD ULEVITCH, PH.D.

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THE SCRIPPS RESEARCH INSTITUTE

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ARCH VENTURE FUND VIII OVERAGE, L.P.

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ARCH VENTURE FUND VIII, L.P.

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JOHNSON JOHNSON INNOVATION - JJDC, INC. 611

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BIOMATICS CAPITAL PARTNERS, L.P.

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VERTEX GLOBAL HC FUND II PTE LTD.

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MERCURY FUND VENTURES III, L.P.

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ALEXANDRIA VENTURE INVESTMENTS LLC

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ALTITUDE LIFE SCIENCE VENTURES SIDE FUND II, L.P.

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WILLIAM MARTIN

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PREMIER GLOBAL INNOVATION FUND 1

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GV 2016, L.P.

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GV 2017, L.P.

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GV 2019, L.P.

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CORMORANT PRIVATE HEALTHCARE FUND I, LP

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CORMORANT GLOBAL HEALTHCARE MASTER FUND, LP

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CRMA SPV, L.P.

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ALEX TKACHENKO

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ED ROBERTS

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GREG VONTZ

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HUGH ROSEN

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KRISTINA BUROW

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MERCURY FUND III AFFILIATES, L.P.

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DANIEL L. ROSEN IRREVOCABLE TRUST DATED 21 NOVEMBER 2018

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JEREMY D. ROSEN IRREVOCABLE TRUST DATED 21 NOVEMBER 2018

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MONIQUE R. LEVY

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JOHN MACPHEE

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MARK CORRIGAN

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ALAN ANTICEVIC

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LORI JEAN VAN ORDEN

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JULIANNE AVERILL

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LAURA HANSEN

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SCOTT FORREST

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JOHN MURRAY

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ROB JONES

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DAN SMITH

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DAVID MAKI

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JEFF JONAS

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WHITNEY MICHIELS

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DIEGO PIZZAGALLI

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KERENSA SALJOOQI

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FRANK PORRECA

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GREGA REPOVS

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MONIKA S. MELLEM

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MICHAEL GIBBONS

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JOHN KRYSTAL

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MATT STATE

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SAIRA RAMASASTRY

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LINDA B. PETERSON

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DOROTHY LOU BAILEY

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TANYA L. WALLACE

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ALEX J. SANCHEZ

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TOD STEINFELD

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MARIANGELA URBANO

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GARY E. L. BRANDT

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TIMOTHY KANE

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MATTHEW E. KOLLADA

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TASHEANNA BARROW

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FILOMENE G. MORRISON

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TATHAGATA BANERJEE

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JASON LEO

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MARTINE MEYER

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LESLIE TONG

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NORA SLATER

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GLORIA MARIANA VAZQUEZ- TAPIA

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ALEX HONG

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ICQ OPPORTUNITIES RB, LP

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MUBADALA CAPITAL – VENTURES

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CITADEL MULTI-STRATEGY EQUITIES MASTER FUND LTD.

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CATALIO NEXUS FUND II, LP

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WAYCROSS VENTURES, LLC BEGGRUEN

HOLDINGS LIMITED LOGOS

OPPORTUNITIES FUND III, LP

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APEIRON SICAV LIMITED – RE.MIND CAPITAL FUND ONE

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LUMA BIO-IT SPV, L.P. LUMA BIO-IT SPV-A, L.P.

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